UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED November 4, 2014

Alpine 4 Automotive Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

934 W Coronado Road, Phoenix, AZ 85007
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(505) 804 5474
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.06                      Change in Shell Company Status

On November 4, 2014, Alpine 4 Automotive Technology Ltd. (the “Company”) filed a combined proxy statement/registration statement on Form S-4 (the “Proxy/Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

The purpose of the Proxy/Registration Statement was to seek approval from the stockholders of AutoTek Incorporated (“AutoTek”) for the sale by AutoTek to the Company of certain assets of AutoTek (the “Assets”).  In the Proxy/Registration Statement, the Company provided information to the AutoTek stockholders about the proposed purchase of the Assets, and the terms of the proposed purchase, which included the offer by the Company to issue shares of the Company’s common stock in exchange for shares of AutoTek common stock to AutoTek stockholders who elect to participate in the share exchange.

The Proxy/Registration Statement included information about the Company that constitutes “Form 10 information,” as that term is defined in Rule 144, promulgated pursuant to the Securities Act of 1933, as amended.

Additionally, the Proxy/Registration Statement provides information about the Company’s operations pursuant to a Licensing Agreement (the “Licensing Agreement”) between the Company and AutoTek (which was disclosed in a Current Report on Form 8-K filed with the SEC on August 8, 2014.  Pursuant to the License Agreement, AutoTek granted to the Company the right to use source code and related materials (the “Source Code”) into new products, including two new products developed by the Company called LotWatch and ServiceWatch products, to serve the automobile dealership industry.

Developed Products

LotWatch – Integrated Inventory Management System

LotWatch™ is a product that was designed and developed by Alpine 4 in the United States. By using information gathered from the OBD (On Board Diagnostics) port in almost any newer vehicle, and by utilizing both GPS technology and cellular based service, the LotWatch™ module gives car dealerships vehicle-specific, real-time, accurate information about your fleet of new vehicles. This information can be easily accessed and viewed on Alpine 4’s user-friendly interface anywhere the dealership has internet access. LotWatch™ uses wireless data transmission technology.

LotWatch™ provides better inventory management by:

-	Knowing when a vehicle has left a specific geo-fence that a dealership can establish in Alpine 4’s proprietary system. With this product, dealership management can know the location of its inventory.

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Knowing how many days any vehicle has been in the dealership’s new car inventory. The dealership’s sales team will know where the oldest vehicle on the lot is, resulting in a substantial savings in flooring fees.

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Eliminating lost sales because the dealership team did not know a vehicle’s battery needed to be charged or the vehicle refueled before the customer did.  The LotWatch provides information about the vehicle’s status, including battery charge, fuel status, and the last time it was driven.

-	Keeping the dealership informed of customer and employee driving habits when a new vehicle leaves the lot.

-	Recording events specific to each of the dealership’s vehicles. Dealership management will know when and how many times any new vehicle on its lot has been driven!

-	Generating customized reports on a pre-determined basis. Dealership management can determine the scope and frequency of reports generated by the system.

As of the date of this Proxy Statement/Registration Statement, Alpine 4 had agreements with four dealerships, Alpine 4 has concluded installations at four automobile dealerships in Arizona, California, and Indiana.

ServiceWatch – Personalized Assistance and Diagnostic Solution

ServiceWatch is a product that uses information gathered from the OBD (On Board Diagnostics) port in almost any newer vehicle, and utilizes GPS technology and cellular based services.  The ServiceWatch module provides personalized assistance and diagnostic solutions to both the vehicle owner and the dealership that sold the vehicle. ServiceWatch is also designed to transmit information to a dealership’s service department to help improve customer service levels.

The benefits of ServiceWatch include:

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Vehicle Awareness: real-time notifications of check-engine diagnostics and vehicle maintenance are sent to the owner of the vehicle and the selling dealership service department via text message or email.

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Nationwide Service Support: the mobile application provides location-specific services, which can help refer a vehicle owner to the nearest dealership and recommend driving distances, based on diagnostics from the check-engine light and information obtained from the vehicle’s on board computer.

-	Convenient Access: the mobile app and a proprietary web-based interface provide vehicle owners with 24-hour convenient and easy access to vehicle information or location.
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Lost or Stolen Vehicle Support: the embedded GPS feature enables the vehicle owner to assist local police departments with locating a lost or stolen vehicle through Alpine 4’s toll-free customer service line.

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Personal Assistance: ServiceWatch includes Personal Assistance as an additional benefit.  Services include directory assistance, driving directions, and dining suggestions and reservations are examples of features that are available. Typical arrangements include a three-year contract for the vehicle owner which can be renewed directly with Alpine 4 if the owner desires.

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Usage Visibility: this feature permits parents to effectively manage the safety of younger drivers by utilizing GPS services online or via the mobile app. The ability to obtain new driver habits, top speeds, panic stops, quick accelerations, curfew notifications and geo-fence guidelines are examples of the features available in ServiceWatch.

As of the date of the Proxy/Registration Statement, Alpine 4 had concluded installations at four automobile dealerships in Arizona, California, and Indiana for the LotWatch and ServiceWatch products, and was in negotiations with numerous additional dealerships regarding installation agreements.

Alpine 4 personnel provide training in the installation of the devices, creation of the customized user interface, and use of the inventory management system.  Additionally, personnel introduce and explain the details of the products to a dealership’s sales staff, train the finance managers on the benefits of ServiceWatch and the registration process, and provide other training and support as agreed upon with the dealership.

With the Licensing Agreement, the agreement with AutoTek for the purchase of the source code Assets, the products that the Company has developed pursuant to the License Agreement, and the Company’s contracts with automobile dealerships, the Company has more than no or nominal operations.  Additionally, the Company has more than no or nominal assets, and has assets that are more than cash or cash equivalents.

Form 10 Disclosure

Prior to the entry into the License Agreement, the Company was deemed a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act").  Following the entry into the License Agreement and in connection with the Company’s development of the LotWatch and ServiceWatch products and the agreements with the automobile dealerships, the Company commenced its operations.

Item 2.01(f) of Form 8-K provides that when a shell company ceases to be a shell company, that company must include with its disclosure the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. The Proxy/Registration Statement filed with the SEC includes the required information about the Company that constitutes “Form 10 information” as defined in Rule 144.

As such, the Company has ceased to be a shell company, as defined in SEC Rule 405, as of November 4, 2014.

Incorporation by Reference of Form 10 Information

Pursuant to the rules of the SEC, the Company is incorporating by reference into this Current Report, the following information that the Company has disclosed in the Proxy/Registration Statement:

-	Item 1 – Business;
-	Item 1A – Risk Factors;
-	Item 2 – Financial Information;
-	Item 3 – Properties;
-	Item 4 – Security Ownership of Beneficial Owners and Management;
-	Item 5 – Directors and Executive Officers;
-	Item 6 – Executive Compensation;
-	Item 7 – Certain Relationships and Related Party Transactions;
-	Item 11 – Description of Securities ;
-	Item 12 – Indemnification of Directors;
-	Item 13 – Financial Statements; and
-	Item 15 – Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Automotive Technologies Ltd.

By: /s/ Richard Battaglini
Richard Battaglini
Chairman of the Board and President

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, Chief Financial Officer, Secretary
(Principal Executive Officer, Principal Financial Officer)

Date: November ____, 2014.